UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 22, 2021
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit and Security Agreement with Signature Bank

On December 22, 2021, loanDepot.com, LLC, a Delaware limited liability company and an indirect, majority-owned subsidiary of loanDepot, Inc. (the “Company”), as borrower, entered into a Credit and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with Signature Bank, as administrative agent on behalf of the lenders (in such capacity, the “Administrative Agent”) and Signature Bank, as a lender (the “Lender”). The Credit Agreement and certain ancillary agreements provide for a revolving line of credit of $300 million, with an option to increase up to $500 million upon mutual consent, available to the Company that is secured by certain of the Company’s mortgage servicing rights under the servicing agreement with Freddie Mac and other collateral listed in the Credit Agreement. The expiration date of the Credit Agreement is December 22, 2022, unless extended or earlier terminated in accordance with the terms of the Credit Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Thirteenth Amendment to Credit and Security Agreement with NexBank

On December 22, 2021, the Company, as borrower, entered into the Thirteenth Amendment (“Amendment 13”) to the Credit and Security Agreement, dated as of October 29, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “NexBank Credit Agreement”) with NexBank, as lender (the “Lender”) pursuant to which the Lender has extended a revolving line of credit available to the Company that is secured by certain of the Company’s mortgage servicing rights under the servicing agreement with Freddie Mac and other collateral listed in the NexBank Credit Agreement. The primary purposes of Amendment 13 are to (a) remove references to Fannie Mae from the NexBank Credit Agreement and (b) changing seller/servicer numbers subject to the NexBank Credit Agreement.

The foregoing description of Amendment 13 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment 13, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Credit and Security Agreement, dated as of December 22, 2021, among loanDepot.com, LLC, as borrower, Signature Bank, as administrative agent, and Signature Bank and the Lenders, as lenders. Certain confidential information contained in the exhibit has been omitted.

10.2	Thirteenth Amendment to Credit and Security Agreement, dated as of December 22, 2021, between loanDepot.com and NexBank. Certain confidential information contained in the exhibit have been omitted.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer
Date: December 28, 2021